SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  MAY 14, 1998

                          OUTSOURCE INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

          FLORIDA                    000-23147                   65-0675628
(State or other jurisdiction        (Commission                (IRS employer
    of incorporation)               file number)            identification no.)

 1144 EAST NEWPORT CENTER DRIVE,
 DEERFIELD BEACH, FLORIDA                                          33442
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (954) 418-6200


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

a) May 14, 1998, OutSource International of America, Inc. ("OSIA"), a wholly owned subsidiary of the Registrant, purchased substantially all of the tangible and intangible assets, excluding accounts receivable, of MidWest Temps, Inc., an Illinois corporation ("MidWest"), pursuant to the terms of an Asset Purchase Agreement dated May 14, 1998. The initial purchase price for the assets was $4.95 million, of which $4.0 million was paid in cash at closing and $0.95 million was placed in escrow. The escrowed portion is payable to MidWest approximately fourteen months after closing, less any portion payable to OSIA as compensation for any losses resulting from any breach of the Asset Purchase Agreement, including warranties and representations, by MidWest. OSIA is obligated to pay MidWest an additional amount equivalent to any increase in the amount of gross profit of the acquired locations for the twelve months ended May 31, 1999, as compared to the greater of a contractually defined amount or the gross profit of those locations for the twelve months ended March 31, 1998. In connection with the acquisition, OSIA entered into five-year non-competition agreements with MidWest and Teresa Usher and Deborah Weiss, stockholders of MidWest.

         The purchase price was arrived at through arms-length negotiations between the parties. The cash and escrowed portions of the purchase price were funded from the Registrant's revolving credit agreement with Bank Boston, N.A., as agent for a syndicate of lenders.

         MidWest is a temporary industrial staffing firm with two business locations in the Chicago, Illinois metropolitan area and estimated 1997 revenues of $6.7 million.

         The Registrant currently intends to continue to operate the business formerly conducted by MidWest at both of the purchased locations with the purchased assets for the foreseeable future. The foregoing statement of the Registrant's intention is a forward looking statement within the meaning of
Section 21E of the Securities Exchange Act of 1934, and is based on certain assumptions, including among others, general economic conditions, management's expectations regarding the operating results of the Registrant and the purchased locations, the capital requirements of continuing MidWest's current business and others. Should these assumptions change, or prove to be inaccurate, the Registrant's actual future conduct of MidWest's business could differ materially from the intention stated.

         The above descriptions of the asset purchase agreement and the non-competition agreements do not purport to be complete and are qualified in their entirety by the full text of such documents which are attached as Exhibits hereto.

b) On May 15, 1998, OSIA purchased substantially all of the tangible and intangible assets, excluding accounts receivable, of Resource Dimensions, Inc., an Illinois corporation ("RDI"), pursuant to the terms of an Asset Purchase Agreement dated May 15, 1998. The purchase price for the assets was $3.7 million, which included $1.75 million paid in cash at closing and the delivery of a $1.75 million junior subordinated promissory note, which is payable in three installments during a nineteen and one half month period after closing plus interest at an annual rate of six percent. Payment of the remaining $200,000 is primarily contingent upon the amount of gross profit of the acquired location for the twelve months following the acquisition. In connection with the acquisition, OSIA entered into five-year non-competition agreements with RDI, Earl Pick, the President and majority stockholder of RDI, and RDI's minority shareholders.

         The purchase price was arrived at through arms-length negotiations between the parties. The cash portion of the purchase price was funded from the Registrant's revolving credit agreement with Bank Boston, N.A., as agent for a syndicate of lenders.

         RDI is a temporary industrial staffing firm with one business location in the Chicago, Illinois metropolitan area and estimated 1997 revenues of $9.2 million.

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         The Registrant currently intends to continue to operate the business formerly conducted by RDI at the purchased location with the purchased assets for the foreseeable future. The foregoing statement of the Registrant's intention is a forward looking statement within the meaning of Section 21E of the Securities Exchange Act of 1934, and is based on certain assumptions, including among others, general economic conditions, management's expectations regarding the operating results of the Registrant and the purchased location, the capital requirements of continuing RDI's current business and others. Should these assumptions change, or prove to be inaccurate, the Registrant's actual future conduct of RDI's business could differ materially from the intention stated.

         The above descriptions of the asset purchase agreement, the non-competition agreements, and the promissory note do not purport to be complete and are qualified in their entirety by the full text of such documents which are attached as Exhibits hereto.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is not practicable to provide the financial statements required to be filed as a result of the acquisitions of the assets of MidWest and RDI described in Item 2 hereof (the "Financial Statements") on the date that this report is being filed with the Securities and Exchange Commission. The Financial Statements will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after this report is filed. The Company expects to file the Financial Statements no later than July 28, 1998.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         It is not practicable to provide the pro forma financial information required to be filed as a result of the acquisitions of the assets of MidWest and RDI described in Item 2 hereof (the "Pro Forma Information"), on the date that this report is being filed with the Securities and Exchange Commission. The Pro Forma Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after this report is filed. The Company expects to file the Pro Forma Information no later than July 28, 1998.

         (c)      EXHIBITS.

                  2.1 Asset Purchase Agreement, dated May 14, 1998, by and among OutSource International of America, Inc., MidWest Temps, Inc., Teresa Usher and Deborah Weiss.

                  2.2 Asset Purchase Agreement, dated May 15, 1998, by and among OutSource International of America, Inc., Resource Dimensions, Inc., and Earl M. Pick.

                  10.1 Non-Competition Agreement, dated May 18, 1998, between OutSource International of America, Inc. and Teresa Usher.

                  10.2 Non-Competition Agreement, dated May 18, 1998, between OutSource International of America, Inc. and Deborah Weiss.

                  10.3 Non-Competition Agreement, dated May 18, 1998, between OutSource International of America, Inc. and MidWest Temps, Inc.

                  10.4 Junior Subordinated Promissory Note, dated as of May 15, 1998, issued by OutSource International of America, Inc. to Resource Dimensions, Inc.

                  10.5 Non-Competition Agreement, dated May 15, 1998, between OutSource International of America, Inc. and Earl M. Pick.

                  10.6 Non-Competition Agreement, dated May 15, 1998, between OutSource International of America, Inc. and Resource Dimensions, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   OUTSOURCE INTERNATIONAL, INC.

                                                   By: /S/ PAUL M. BURRELL
                                                       -------------------------
                                                       Paul M. Burrell
                                                       President

Dated: May 29, 1998

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                                  EXHIBIT INDEX

       EXHIBIT    DESCRIPTION
       -------    -----------
         2.1      Asset Purchase Agreement, dated May 14, 1998, by and among
                  OutSource International of America, Inc., MidWest Temps, Inc.,
                  Teresa Usher and Deborah Weiss.

         2.2 Asset Purchase Agreement, dated May 15, 1998, by and among OutSource International of America, Inc., Resource Dimensions, Inc., and Earl M. Pick.

         10.1 Non-Competition Agreement, dated May 18, 1998, between OutSource International of America, Inc. and Teresa Usher.

         10.2 Non-Competition Agreement, dated May 18, 1998, between OutSource International of America, Inc. and Deborah Weiss.

         10.3 Non-Competition Agreement, dated May 18, 1998, between OutSource International of America, Inc. and MidWest Temps, Inc.

         10.4 Junior Subordinated Promissory Note, dated as of May 15, 1998, issued by OutSource International of America, Inc. to Resource Dimensions, Inc.

         10.5 Non-Competition Agreement, dated May 15, 1998, between OutSource International of America, Inc. and Earl M. Pick.

         10.6 Non-Competition Agreement, dated May 15, 1998, between OutSource International of America, Inc. and Resource Dimensions, Inc.


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